INDEPENDENCE ONE PRIME MONEY MARKET FUND
INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND
INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND
INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND
INDEPENDENCE ONE FIXED INCOME FUND
INDEPENDENCE ONE EQUITY PLUS FUND
INDEPENDENCE ONE SMALL CAP FUND
INDEPENDENCE ONE INTERNATIONAL EQUITY FUND
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 (PORTFOLIOS OF INDEPENDENCE ONE(R)MUTUAL FUNDS)

     A Special Meeting of Shareholders of each Fund (a "Fund") of Independence One Mutual Funds (the "Trust") will be held on March 15, 2001 at 2:00 p.m., Eastern time, at the Funds' principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. At this meeting, shareholders will be asked to vote on the proposals described below. If approved by shareholders, these proposals will take effect immediately upon the closing of the acquisition of Michigan National Corporation (parent of Michigan National Bank and Independence One Capital Management Corporation) by ABN AMRO North America, Inc. ("ABN AMRO") or one of its affiliates, which is expected to occur on or about March 31, 2001. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

1.   To  approve  a  new  advisory   agreement  with  Independence  One  Capital
     Management Corporation for each of the Funds, to replace the current advisory agreement with Michigan National Bank (to be voted upon by shareholders of all Funds); and

2.   To approve the following new subadvisory contracts:

     (a) a new subadvisory contract with ABN AMRO Asset Management (USA) LLC (which is an indirect wholly-owned subsidiary of ABN AMRO) for Independence One International Equity Fund, to replace the current subadvisory agreement with National Australia Asset Management,
          Limited (to be voted upon by shareholders of Independence One International Equity Fund);

     (b) a new subadvisory contract with Sosnoff Sheridan Corporation for Independence One Equity Plus Fund, to replace the current subadvisory contract with Sosnoff Sheridan Corporation (to be voted upon by shareholders of Independence One Equity Plus Fund); and

     (c) a new subadvisory contract with Sosnoff Sheridan Corporation for Independence One Small Cap Fund , to replace the current subadvisory contract with Sosnoff Sheridan Corporation (to be voted upon by shareholders of Independence One Small Cap Fund).

     In addition, shareholders of all Funds will be asked to elect Nathan Forbes as a Trustee of the Trust. The shareholders may also vote upon any other business that may properly come before the meeting or any adjournments thereof.

     For more information on the above proposals, please request a copy of the Funds' proxy statement.

                                                                January 31, 2001

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